TABLE OF CONTENTS
  Prospectus Highlights                          2
  Expenses                                       4
  Financial Highlights                           6           LEGG MASON
  Performance Information                        8             GLOBAL
  Investment Objectives and Policies             9             FUNDS
  How You Can Invest in the Funds               23
  How Your Shareholder Account is
    Maintained                                  24
  How You Can Redeem Your Primary Shares        24    GLOBAL GOVERNMENT TRUST
  How Net Asset Value is Determined             26   INTERNATIONAL EQUITY TRUST
  Dividends and Other Distributions             26     EMERGING MARKETS TRUST
  Taxes                                         27         PRIMARY SHARES
  Shareholder Services                          28
  The Funds' Management and Investment Advisers 30
  The Funds' Distributor                        31   PUTTING YOUR FUTURE FIRST
  The Funds' Custodian and Transfer Agent       32
  Description of the Corporation and its
     Shares                                     32           PROSPECTUS
                                                            MAY 1, 1996
                                                    AS AMENDED DECEMBER 31, 1996
ADDRESSES

DISTRIBUTOR:
      Legg Mason Wood Walker, Inc.                        [Legg Mason Logo]
      111 South Calvert Street                                   FUNDS
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000  800 (Bullet) 822 (Bullet) 5544

TRANSFER AND SHAREHOLDER SERVICING AGENT:
      Boston Financial Data Services
      P.O. Box 953
      Boston, MA 02103

COUNSEL:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Avenue, N.W.,
      Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS:
      Coopers & Lybrand L.L.P.
      217 East Redwood Street, Baltimore, MD 21202

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[Recycle Logo]  PRINTED ON RECYCLED PAPER

LMF-041

LEGG MASON GLOBAL FUNDS -- PRIMARY SHARES
LEGG MASON GLOBAL TRUST , INC.:

     LEGG MASON GLOBAL GOVERNMENT TRUST
     LEGG MASON INTERNATIONAL EQUITY TRUST
     LEGG MASON EMERGING MARKETS TRUST

    The Legg Mason Global Trust, Inc. ("Corporation") is an open-end management investment company which currently offers three series: The Legg Mason Global Government Trust ("Global Government"), The Legg Mason International Equity Trust ("International Equity") and the Legg Mason Emerging Markets Trust ("Emerging Markets") (each separately referred to as a "Fund" and collectively referred to as the "Funds"). Global Government is a bond fund; International Equity and Emerging Markets are equity funds.

    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the Funds dated May 1, 1996 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).

    INTERNATIONAL EQUITY AND EMERGING MARKETS MAY INVEST UP TO 35% AND 100%, RESPECTIVELY, OF THEIR TOTAL ASSETS IN THE SECURITIES OF COMPANIES LOCATED IN DEVELOPING COUNTRIES, INCLUDING COUNTRIES OR REGIONS WITH RELATIVELY LOW GROSS NATIONAL PRODUCT PER CAPITA COMPARED TO THE WORLD'S MAJOR ECONOMIES, AND IN COUNTRIES OR REGIONS WITH THE POTENTIAL FOR RAPID BUT UNSTABLE ECONOMIC GROWTH (COLLECTIVELY, "EMERGING MARKETS"). BECAUSE OF THE RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS, BOTH INTERNATIONAL EQUITY AND EMERGING MARKETS ARE INTENDED TO BE LONG-TERM INVESTMENT VEHICLES AND ARE NOT DESIGNED TO PROVIDE INVESTORS WITH A MEANS OF SPECULATING ON SHORT-TERM STOCK MARKET MOVEMENTS. INVESTORS IN THESE TWO FUNDS SHOULD BE ABLE TO TOLERATE SUDDEN, SOMETIMES SUBSTANTIAL FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENTS.

    INVESTORS SHOULD BE COGNIZANT OF THE UNIQUE RISKS OF INTERNATIONAL INVESTING, INCLUDING EXPOSURE TO CURRENCY FLUCTUATIONS. BECAUSE OF THESE RISKS, AN INVESTMENT IN ANY OF THESE FUNDS SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE SPECIAL RISKS ASSOCIATED WITH EMERGING MARKETS, AN INVESTMENT IN EITHER OF THE EQUITY FUNDS ALSO SHOULD BE CONSIDERED SPECULATIVE.

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                     PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.


                                   PROSPECTUS
                                  May 1, 1996
                          As amended December 31, 1996

                          Legg Mason Wood Walker, Inc.
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544

     PROSPECTUS HIGHLIGHTS

          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.

          GLOBAL GOVERNMENT is a non-diversified, professionally managed portfolio seeking to provide capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. In attempting to achieve the Fund's objective, the Fund's investment adviser, Legg Mason Fund Adviser, Inc. ("LMFA"), normally invests at least 75% of the Fund's total assets in debt securities issued or guaranteed by foreign governments, the U.S. Government, their agencies, instrumentalities or political subdivisions. At least 75% of the Fund's total assets normally will be invested in investment grade debt securities of foreign or domestic corporations, governments or other issuers, certain money market instruments, and repurchase agreements collateralized by such securities.

          The value of the debt instruments held by the Fund, and thus the net asset value of Fund shares, generally fluctuates inversely with movements in market interest rates. The prices of longer-term securities generally fluctuate more than those of shorter-term securities. As a non-diversified series, the Fund may be subject to greater risk with respect to its portfolio securities than an investment company that has a broader range of investments.

          The Fund may invest up to 25% of its assets in debt securities rated below investment grade, whose credit quality is generally considered the equivalent of U.S. corporate debt securities commonly known as "junk bonds." Such securities are considered predominantly speculative and may involve a substantial risk of default. The Fund may also invest in loans and loan participations, and may use interest rate, currency and index swaps, caps, collars and floors, all of which involve certain risks and costs. See "Investment Techniques and Risks" in "Investment Objectives and Policies," at pages 12-23.

          INTERNATIONAL EQUITY is a diversified, professionally managed portfolio seeking maximum long-term total return. In attempting to achieve the Fund's objective, the Fund's investment adviser, Batterymarch Financial Management, Inc. ("Batterymarch"), normally invests the Fund's assets in common stocks of companies located outside the United States. The Fund may invest up to 35% of its total assets in emerging market securities.

          EMERGING MARKETS is a diversified, professionally managed portfolio seeking long-term capital appreciation. In attempting to achieve the Fund's objective, Batterymarch, as the Fund's investment adviser, normally invests at least 65% of the Fund's total assets in equity securities of emerging market companies. Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments.

          The adviser considers emerging markets to include most of the countries of Asia, Africa, Latin America, Eastern Europe and the Middle East, as well as certain countries in Western or Southern Europe. Most emerging market countries or regions have relatively low gross national products per capita compared to the world's major economies, and have the potential for rapid but unstable economic growth. The risks of foreign investing are heightened in emerging markets.

          Because of the risks associated with common stock investments in emerging markets, International Equity and Emerging Markets are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements. Investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. The value of the equity and other instruments held by these Funds, and thus the net asset values of Fund shares, are subject to market risk. See "Investment Techniques and Risks" in "Investment Objectives and Policies," at pages 12-23.

          There can be no assurance that any Fund will achieve its objective. See "Investment Objectives and Policies," page 9. Changes in economic conditions in, or governmental policies of, foreign
2
      nations will have a significant impact on the performance of the Funds. Foreign investment involves a possibility of expropriation, nationalization, confiscatory taxation, limitations on the use or removal of funds or other assets of a Fund, the withholding of tax on interest or dividends, and restrictions on the ownership of securities by foreign entities such as the Funds. Fluctuations in the value of foreign currencies relative to the U.S. dollar will affect the value of Fund holdings denominated in such currencies. Each Fund's participation in hedging and option income strategies also involves certain investment risks and transaction costs. Because of these risks, each Fund should not be considered a complete investment program.

          Each Fund offers two classes of shares -- Primary Class ("Primary Shares") and Navigator Class ("Navigator Shares"). Primary Shares offered in this Prospectus are available to all investors except certain institutions (see page 6). No initial sales charge is payable on purchases, and no redemption charge is payable on sales of the Funds' shares. Each Fund pays management fees to its respective adviser, and distribution fees with respect to Primary Shares to its distributor, Legg Mason, as described on pages 30-31 of this Prospectus.

DISTRIBUTOR:
          Legg Mason Wood Walker, Incorporated

INVESTMENT ADVISER:
          Legg Mason Fund Adviser, Inc. and Western Asset Management Company (as sub-adviser) (for Global Government)

          Batterymarch Financial Management, Inc. (for International Equity and Emerging Markets)

INITIAL PURCHASE:
          $1,000 minimum, generally.

SUBSEQUENT PURCHASES:
          $100 minimum, generally.

PURCHASE METHODS:
          Send bank/personal check or wire federal funds. See "How You Can Invest in the Funds," page 23.

PUBLIC OFFERING PRICE PER SHARE:
          Net asset value

EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 28.

DIVIDENDS:
          Declared and paid monthly for Global Government. Declared and paid annually for International Equity and Emerging Markets. See "Dividends and Other Distributions," page 26. All dividends and other distributions are automatically reinvested in Fund shares unless cash payments are requested.
                                                                               3

    EXPENSES
    The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Primary Shares will bear directly or indirectly. The expenses and fees set forth in the table are based on average net assets and annual Fund operating expenses related to Primary Shares of Global Government and International Equity for the year ended December 31, 1995. For Emerging Markets, which has no operating history prior to the date of this Prospectus, other expenses are based on estimates for the current fiscal period, and fees are adjusted for current expense limits and fee waiver levels.

SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND

Maximum sales charge on purchases or
  reinvested dividends                           None
Redemption or exchange fees:
  For Global Government and International
    Equity                                       None
  For Emerging Markets                          2.00%*

* Because of the costs involved in trading emerging market securities, Emerging Markets assesses a 2.00% redemption fee on the proceeds of shares redeemed or exchanged within one year of purchase. The fee is paid directly to the Fund, and not to LMFA or Legg Mason. See page 25.

ANNUAL FUND OPERATING EXPENSES -- PRIMARY SHARES(A)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                      GLOBAL     INTERNATIONAL   EMERGING
                    GOVERNMENT      EQUITY       MARKETS

Management fees
  (after fee
  waivers)             0.75%          0.09%        0.00%
12b-1 fees (after
  fee waivers)         0.75%          1.00%        1.00%
Other expenses
  (after expense
  reimbursement)       0.31%          1.16%        1.50%(B)
                       ---------------------------------
Total operating
  expenses (after
  fee waivers and
  expense
  reimbursement)       1.81%          2.25%        2.50%
                       =================================

(A) Pursuant to voluntary expense limitations, LMFA, Legg Mason, and each Fund's sub-adviser have agreed to waive the management and 12b-1 fees and assume certain other expenses to the extent necessary to limit total operating expenses attributable to the Primary Shares of each Fund (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: For Global Government, 1.90% of average daily net assets indefinitely; for International Equity, 2.25% of average daily net assets until May 1, 1997; and for Emerging Markets, 2.50% of average daily net assets until May 1, 1997. In the absence of such waivers, the expected management fee, 12b-1 fee, other expenses, and total operating expenses of each Fund would be as follows: For International Equity, 0.75%, 1.00%, 1.16% and 2.91% of average net assets; and for Emerging Markets, 1.00%, 1.00%, 1.50% and 3.50% of average net assets. No fee waivers or expense reimbursements were necessary for Global Government.
(B) Other expenses are based on annualized estimated amounts for the current fiscal year.

EXAMPLE
    The following example illustrates the expenses that you would pay on a $1,000 investment in Primary Shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. As noted in the prior table, Global Government and International Equity charge no redemption fees of any kind.

                       1 YEAR   3 YEARS   5 YEARS 10 YEARS
Global Government       $ 18      $57       $98     $213
International Equity    $ 23      $70      $120     $258
Emerging Markets        $ 46      $78       N/A      N/A
Emerging Markets
 (Assuming no
 redemption)            $ 25      $78       N/A      N/A

    This example assumes that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same over the time periods shown and that all dividends and other distributions are reinvested. If the waivers are not extended beyond May 1, 1997, the expense figures in the example may be higher.

    The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF PRIMARY SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER

OR LESS THAN THOSE SHOWN. The actual expenses attributable to Primary Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which LMFA (and/or a Fund's sub-adviser) and Legg Mason waive their fees and reimburse all or a portion of each Fund's expenses and the extent to which Primary Shares incur variable expenses, such as transfer agency costs.

    Because each Fund pays a 12b-1 fee with respect to Primary Shares, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information concerning Fund expenses, see "The Funds' Management and Investment Advisers," page 30.
                                                                               5

     FINANCIAL HIGHLIGHTS

         Each Fund offers two classes of shares, Primary Shares and Navigator Shares. Navigator Shares are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. The information for Primary Shares reflects the 12b-1 fees paid by that Class.

         The financial highlights tables that follow have been derived from each Fund's financial statements which have been audited by Coopers & Lybrand L.L.P. Global Government's and International Equity's financial statements for the year ended December 31, 1995 and the report of Coopers & Lybrand L.L.P. thereon are included in each respective Fund's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information. The annual report for each Fund is available to shareholders without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544. As of the date of this Prospectus, Emerging Markets has not issued any annual reports.

     GLOBAL GOVERNMENT

                                                                                               PRIMARY CLASS
                                                                                  -----------------------------------------
      Years Ended December 31,                                                     1995             1994            1993(A)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                         $ 9.54           $10.27           $10.00
                                                                                   ----------------------------------------
      Net investment income(B)                                                       0.63             0.57             0.36
      Net realized and unrealized gain (loss) on investments, forward
        currency contracts, options and currency translations                        1.32            (0.71)            0.31
                                                                                   ----------------------------------------
      Total from investment operations                                               1.95            (0.14)            0.67
                                                                                   ----------------------------------------
      Distributions to shareholders:
        Net investment income                                                       (1.16)           (0.59)           (0.36)
        Net realized gain on investments                                               --               --            (0.04)
                                                                                   ----------------------------------------
      Total distributions                                                           (1.16)           (0.59)           (0.40)
                                                                                   ----------------------------------------
      Net asset value, end of period                                               $10.33           $ 9.54           $10.27
                                                                                   ========================================
      Total return                                                                  20.80%            (1.4)%            6.8%(C)

RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses(B)                                                                   1.8%             1.3%             0.3%(D)
        Net investment income(B)                                                      5.7%             5.7%             5.4%(D)
      Portfolio turnover rate                                                       169.5%           127.0%           127.8%(D)
      Net assets, end of period (in thousands)                                    $153,954         $145,415         $161,072

   (A) FOR THE PERIOD APRIL 15, 1993 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1993.
   (B) NET OF FEES WAIVED AND REIMBURSEMENTS MADE BY LMFA FOR EXPENSES IN EXCESS OF VOLUNTARY LIMITATIONS AS FOLLOWS: 0.2% UNTIL SEPTEMBER 30, 1993; 0.35% UNTIL DECEMBER 31, 1993; 0.5% UNTIL JANUARY 31, 1994; 0.7% UNTIL FEBRUARY 28, 1994; 0.9% UNTIL MARCH 31, 1994; 1.1% UNTIL APRIL 30, 1994; 1.3%
       UNTIL MAY 31, 1994; 1.5% UNTIL JUNE 30, 1994;  1.7%  UNTIL JULY 31, 1994;
       AND 1.9% INDEFINITELY.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.

     INTERNATIONAL EQUITY

                                                                                                            PRIMARY CLASS
                                                                                                            -------------
      Year Ended December 31,                                                                                  1995(A)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                                                      $10.00
                                                                                                                ------
      Net investment income(B)                                                                                    0.04
      Net realized and unrealized gain on investments and currency translations                                   0.77
                                                                                                                ------
      Total from investment operations                                                                            0.81
                                                                                                                ------
      Distributions to shareholders from:
        Net investment income                                                                                    (0.04)
        In excess of net realized gain on investments                                                            (0.07)
                                                                                                                ------
      Net asset value, end of period                                                                            $10.70
                                                                                                                ======
      Total return                                                                                                8.11%(C)

RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses(B)                                                                                               2.25%(D)
        Net investment income(B)                                                                                  0.52%(D)
      Portfolio turnover rate                                                                                    57.58%(D)
      Net assets, end of period (in thousands)                                                                  $65,947

  (A) FOR THE PERIOD FEBRUARY 17, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
  (B) NET OF FEES WAIVED AND EXPENSES REIMBURSED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 2.25%.
  (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
  (D) ANNUALIZED.



EMERGING MARKETS


                                                                      May 28, 1996(A)
                                                                            to
Primary Class                                                       September 30, 1996
----------------------------------------------------------------------------------------
                                                                        (Unaudited)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                 $10.00
                                                                           ------
      Net operating loss(B)                                                 (0.01)
      Net realized and unrealized loss on investments
         and currency transactions                                          (0.02)
                                                                           ------
      Total from investment operations                                      (0.03)
                                                                           ------
      Net asset value, end of period                                        $9.97
                                                                           ======
      Total return                                                          (0.30)%(C)

RATIOS/SUPPLEMENTAL DATA:
      Ratio to average net assets:
          Expenses(B)                                                        2.50%(D)
          Net operating loss(B)                                             (0.23)%(D)

          Portfolio turnover rate                                           70.10%(D)
          Net assets, end of period (in thousands)                        $15,463

  (A) COMMENCEMENT OF OPERATIONS.
  (B) NET OF FEES WAIVED AND EXPENSES REIMBURSED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 2.50%.
  (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
  (D) ANNUALIZED.

     PERFORMANCE INFORMATION

    From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions, of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-by-year results, tend to smooth out variations in a fund's return. No adjustment has been made for any income taxes payable by shareholders. The total returns shown below would have been lower if LMFA and Legg Mason had not waived certain fees for the periods presented below. As of the date of this Prospectus, Emerging Markets has no operating history.

    Prior to May 1, 1996, International Equity was named Legg Mason Global Equity Trust ("Global Equity"). Global Equity invested primarily in common stocks of companies located anywhere in the world, including the United States. Since May 1, 1996, with this name change, it invests in common stocks located outside the United States.

    Total returns of Primary Shares as of December 31, 1995 were as follows:

                                GLOBAL      INTERNATIONAL
CUMULATIVE TOTAL RETURN       GOVERNMENT       EQUITY

One Year                        +20.80%           N/A
Life of Class                   +27.16%(A)      +8.11%(B)

                                GLOBAL      INTERNATIONAL
AVERAGE ANNUAL TOTAL RETURN   GOVERNMENT       EQUITY

One Year                        +20.80%           N/A
Life of Class                    +9.25%(A)        N/A

(A) INCEPTION OF GLOBAL GOVERNMENT -- APRIL 15, 1993.
(B) INCEPTION OF INTERNATIONAL EQUITY -- FEBRUARY 17, 1995.

    Global Government also may advertise its YIELD. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the offering price per share at the end of the period. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., it includes the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

    Total return and yield information reflect past performance and are not predictions or guarantees of future results. Investment return and share price will fluctuate, and the value of your shares, when redeemed, may be worth more or less than their original cost. Further information about each Fund's performance is contained in its annual report to shareholders, which may be obtained without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.

      INVESTMENT OBJECTIVES AND POLICIES

          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Corporation's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.

          GLOBAL GOVERNMENT'S investment objective is to provide capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. The Fund normally attempts to achieve this objective by investing at least 75% of its total assets in debt securities issued or guaranteed by the U. S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The Fund normally will invest at least 75% of its assets in debt securities issued or guaranteed by the U. S. Government or foreign governments, the agencies or instrumentalities of either, supranational organizations and foreign or domestic corporations, trusts, or financial institutions rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if unrated by Moody's or S&P, judged by LMFA to be of comparable quality, certain money market instruments and repurchase agreements involving any of the foregoing. These are considered investment grade debt securities.

          Under normal circumstances, the Fund will be invested in at least three different countries, including the United States. The Fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of the Fund's assets that may be invested in any one country or currency.

          The money market instruments in which the Fund may invest include commercial paper and other money market instruments which are: rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment; issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of A or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by LMFA to be of comparable quality; and bank certificates of deposit and bankers' acceptances judged by LMFA to be of comparable quality.

          The remainder of the Fund's assets, not in excess of 25% of its assets, may be invested in: (1) debt securities of issuers which are rated at the time of purchase below Moody's or S&P's four highest grades, or unrated securities judged by LMFA to be of comparable quality. This may include lower-rated debt securities issued or guaranteed by foreign governments or by domestic or foreign corporations, trusts or financial institutions; (2) loans and participations in loans originated by banks and other financial institutions, which also may be below investment grade; (3) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock, or other equity interests (such securities may offer attractive income opportunities, and the debt securities of certain issuers may not be available without such features); and (4) common and preferred stocks. See page 19 for a discussion of the risks of lower-rated debt securities. If a security is downgraded subsequent to its purchase, the Fund will sell that security or another if that is necessary to assure that 75% of its assets are investment grade or equivalent quality instruments.

          The Fund may invest directly in U.S. dollar-denominated or foreign currency-denominated foreign debt (including preferred or preference stock) and money market securities issued or guaranteed by governmental and non-governmental issuers, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

          The Fund's foreign investments may include securities of issuers based in developed countries (including, but not limited to, countries in the European Community, Canada, Japan, Australia, New Zealand and newly industrialized countries, such as Singapore, Taiwan and South Korea).

          The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by numerous emerging market governments, and other such governments are expected to issue them in the future. Brady Bonds currently are rated below investment grade. As of the date of this Prospectus, LMFA is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U. S. dollar) and are actively traded in the secondary market for Latin American debt.

          The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          Foreign government securities may include debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted to reflect changes in relative values of the underlying currencies. LMFA does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The market for ECUs may become illiquid at times of rapid change in the European currency markets, limiting the Fund's ability to prevent potential losses.

          The Fund may buy and sell options, futures and forward contracts for hedging purposes and, to the extent permitted by regulatory agencies, for non-hedging purposes in an effort to enhance income. See "Options and Futures; Forward Currency Exchange Contracts," page 17 and "Risks of Futures, Options and Forward Contracts," page 18. The Fund may purchase securities on a when-issued basis and enter into forward commitments to purchase securities; may enter into swaps, caps, collars and floors for hedging and other purposes; may lend its securities to brokers, dealers and other financial institutions to earn income; may borrow money for temporary or emergency purposes; and may enter into short sales "against the box." See "When-Issued Securities and Standby Commitments," page 22.

          When LMFA believes such action is warranted by abnormal market or economic situations, the Fund may invest temporarily without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements.

          INTERNATIONAL EQUITY'S investment objective is to seek maximum long-term total return. The Fund attempts to meet this objective by investing primarily in common stocks of companies located outside the United States. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers located in at least three different countries other than the United States. In implementing this policy, Batterymarch currently intends to invest substantially all of the Fund's assets in non-U.S. equity securities. Batterymarch examines securities from over 20 international stock markets, with emphasis on several of the largest -- Japan, the United Kingdom, France, Canada and Germany. Common stocks are chosen using Batterymarch's system for identifying common stocks it believes to be undervalued. The weighting of the Fund's assets among individual countries will reflect an assessment of the attractiveness of individual equity securities regardless of where they trade. In addition, the Fund may invest up to 35% of its total assets in emerging market securities.

          The Fund's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The Fund is expected to remain substantially fully invested in equity securities. However, when cash is temporarily available, or for temporary defensive purposes, when Batterymarch believes such action is warranted by abnormal market or economic situations, the Fund may invest without limit in cash and

      U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. When Batterymarch believes such action is warranted by abnormal market or economic situations, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities of domestic issuers. Such short-term investments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, judged by Batterymarch to be of comparable quality.

          The Fund is authorized to invest in stock index futures and options as discussed below. The Fund may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. See "Options, Futures and Forward Currency Exchange Contracts," page 17 and "Risks of Futures, Options and Forward Contracts," page 18.

          The Fund is permitted to hold securities other than common stock, such as debentures or preferred stock that may or may not be convertible into common stock. Some of these instruments may be rated below investment grade. The Fund will not purchase securities rated below investment grade (or comparable unrated securities) if, as a result, more than 5% of the Fund's net assets would be so invested.

          EMERGING MARKETS' investment objective is long-term capital appreciation. The Fund attempts to meet this objective by investing at least 65% of its total assets in emerging market equity securities under normal conditions.

          Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments, including repurchase agreements. Batterymarch intends to be substantially fully invested in equity securities and convertible securities of emerging market issuers. The Fund may use options and stock index futures as discussed below. It may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. However, appropriate hedging instruments are not available with respect to most emerging markets, and the Fund accordingly does not now intend to employ hedging strategies. See "Options, Futures and Forward Currency Exchange Contracts," page 17, and "Risks of Futures, Options, Futures and Forward Contracts," page 18.

          The Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics.

          The Fund intends to invest in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.

          More than 25% of the Fund's total assets may be denominated in a single currency. Concentration in a single foreign currency will increase the Fund's exposure to adverse developments affecting the value of that currency. An issuer of securities purchased by the Fund may be domiciled in a country other than the country in whose currency the securities are denominated.

          When abnormal market or economic situations warrant in the opinion of Batterymarch, the Fund may invest without limit for temporary defensive purposes in short-term debt instruments, including government, corporate and money market securities of domestic issuers, as well as repurchase agreements. Such short-term instruments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated, judged by the adviser to be of comparable quality.

INVESTMENT RESTRICTIONS
          Global Government is a "non-diversified" investment company; therefore, the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940 ("1940 Act"). However, the Fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that, among other things, at the close of each quarter of the Fund's taxable year: (1) with respect to 50% of the Fund's total assets, no more than 5% of its total assets may be invested in the securities of any one issuer; and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer; these limits do not apply to U.S. government securities. To the extent the Fund's assets are invested in the obligations of a limited number of issuers or in a limited number of countries or currencies, the value of the Fund's shares will be more susceptible to any single economic, political or regulatory occurrence than would the shares of a diversified company.

          The fundamental restrictions applicable to the Fund include a prohibition on investing 25% or more of total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto). Additional fundamental and non-fundamental investment restrictions are set forth in the Statement of Additional Information.

          As a fundamental policy, each Fund may borrow an amount equal to 33 1/3% of its total assets. Because of the limited liquidity of some emerging markets, Emerging Markets, in particular, occasionally may be required to borrow to meet redemption requests. Borrowing may cause greater fluctuation in share value, but also may enable the Fund to retain favorable securities positions rather than liquidating them to meet redemptions. None of the Funds will borrow for the purpose of leveraging its portfolio. As a non-fundamental policy, none of the Funds may purchase securities when outstanding borrowings exceed 5% of total assets.

INVESTMENT TECHNIQUES AND RISKS
          The following investment techniques and risks apply to each of the Funds unless otherwise stated.

      Foreign Securities
          Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar irrespective of the performance of the underlying investment.

          The relative performance of various countries' fixed income and equity markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.

          Foreign securities purchased by a Fund may be listed on foreign exchanges or traded over-the-counter. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions, although each Fund will endeavor to obtain the best net results in effecting transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities will include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

      Emerging Market Securities
          Each Fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment, described above, are greater for investments in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in any of the Funds should be considered speculative. With respect to Global Government, debt securities of governmental and corporate issuers in such countries will typically be rated below investment grade or be of comparable quality. Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank"); (iii) listed in World Bank publications as developing or (iv) determined by Batterymarch to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities: (1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) American depositary receipts ("ADRs") (or similar instruments) with respect to the foregoing.

          Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets.

          Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

          Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

          To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. In such a case, the Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

          Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.

          The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

          Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

          The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available.

      Investment in Japan
          International Equity may invest more than 25% of its total assets in securities of Japanese issuers. Japan is the largest capitalized stock market outside the United States. The performance of the Fund may therefore be significantly affected by events affecting the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has recently experienced a recession, including a decline in real estate values that adversely affected the balance sheets of many financial institutions. The strength of the Japanese currency may adversely affect industries engaged substantially in export. Japan's economy is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japanese economic prospects may be affected by the political and military situations of its nearby neighbors, notably North and South Korea, China, and Russia.

      Sovereign Debt Securities
          Global Government may invest in sovereign debt securities of emerging market governments. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multilateral agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

      Repurchase Agreements
          Repurchase agreements are agreements under which either U.S. government obligations or other high-quality, liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Funds by State Street Bank and Trust Company ("State Street"), the Funds' custodian, as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and that Fund is delayed or prevented from exercising its right to dispose of the collateral securities, which may decline in value in the interim. A Fund will enter into repurchase agreements only with financial institutions which its adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors.

      Preferred Stock
          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid, but do not generally have a legal right to demand payment. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

      Convertible Securities
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. Global Government has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by Global Government is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

      Reverse Repurchase Agreements and Other Borrowing
          In a reverse repurchase agreement, a Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. Each Fund may also enter into dollar rolls, in which a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, that Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the proceeds of the initial sale.

          Each Fund may engage in reverse repurchase agreements, dollar rolls and other borrowing as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without selling portfolio instruments.

          To avoid potential leveraging effects of borrowing (including reverse repurchase agreements and dollar rolls), each Fund will not purchase securities while such borrowing is in excess of 5% of its total assets. Each Fund will limit its borrowing to no more than one-third of its total assets.

      Loans of Portfolio Securities
          Each Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with that Fund. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value. When a Fund loans a security to another party, it runs the risk that the other party will default on its obligation, and that the value of the collateral will decline before the Fund can dispose of it.

      Restricted and Illiquid Securities
          Restricted securities are securities subject to legal or contractual restrictions on resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when a sale would otherwise be desirable. No Fund will acquire a security for which there is not a readily available market ("illiquid assets") if such acquisition would cause the aggregate value of illiquid assets to exceed 15% of its net assets. Time deposits and repurchase agreements maturing in more than seven days are considered illiquid. Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly.

          The Funds do not consider foreign securities to be illiquid if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S. Rule 144A securities, although not registered, may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Each Fund's adviser, acting pursuant to guidelines established by the Corporation's Board of Directors, may determine that some Rule 144A securities are liquid. If the newly-developing institutional markets for restricted securities do not develop as anticipated, the liquidity of a Fund could be adversely affected.

      Depositary Receipts
          The Funds may invest in ADRs or similar non-U.S. instruments issued by foreign banks or trust companies. ADRs are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. The Funds may invest in either type of ADR. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. Some of these depositary receipts may be issued in bearer form. For purposes of their investment policies, each Fund will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

      Securities of Other Investment Companies
          Due to restrictions on direct investment by foreign entities in certain emerging markets, or other difficulties limiting the availability of local securities, investment in other investment companies may be the most practical or only manner in which a Fund can invest in certain emerging markets. A Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. There can be no assurance that a Fund will be able to invest in certain emerging markets. A Fund will invest in such funds when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      Options, Futures and Forward Currency Exchange Contracts
          A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement. Under an option contract, one party has the right to require the other to buy or sell a specific security, currency or futures contract, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Options, futures and forward currency exchange contracts are generally considered to be "derivatives."

FOR GLOBAL GOVERNMENT:
          The Fund may buy and sell options, futures and forward contracts for hedging purposes and, to the extent permitted by regulatory agencies, for non-hedging purposes in an effort to enhance income. The Fund may purchase and sell call and put options on bond indices and on securities in which the Fund is authorized to invest for hedging purposes or to enhance income. The Fund may also purchase and sell interest rate and bond index futures contracts and options thereon for hedging purposes.

          The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specified transactions or with respect to its portfolio positions. For example, when LMFA anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of its security positions denominated in such currency. It may also engage in cross-hedging by using a forward contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of these contracts is to minimize the risk to the Fund from adverse changes in the relationship between two currencies. Cross-currency hedging requires a degree of correlation between the two currencies involved. Some currency relationships thought to be correlated have proven highly volatile on some occasions.

          The Fund may also purchase and sell foreign currency futures contracts, options thereon and options on foreign currencies to hedge against the risk of fluctuations in the market value of foreign securities it holds or intends to purchase, resulting from changes in foreign exchange rates. The Fund may also purchase and sell options on foreign currencies and use forward currency contracts to enhance income.

FOR INTERNATIONAL EQUITY AND EMERGING MARKETS:
          A Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. It may not enter into such contracts for speculative purposes. Forward currency contracts may be bought or sold to protect the Fund to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar.

          Each Fund may utilize futures contracts and options to a limited extent. Specifically, a Fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a Fund may not enter into futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.

          Futures contracts and options may be used for several reasons: to simulate full investment in underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying equity security or index.

          As noted above, it may be difficult or impossible to hedge exposures in emerging markets, both because of the nature of the risks and because of the limited availability of suitable hedging instruments.

      Risks of Futures, Options and Forward Currency Exchange Contracts
          The use of options, futures and forward currency exchange contracts involves certain investment risks and transaction costs. These risks include (1) dependence on the ability of each Fund's adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets; (2) imperfect correlation, or no correlation at all, between movements in the price of options, currencies, futures contracts or forward currency contracts and movements in the price of the underlying securities or currencies; (3) the fact that skills needed to use these instruments are different from those needed to select a Fund's portfolio securities; (4) the possible lack of a liquid secondary market for any particular instrument at any particular time; (5) the possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or that Fund's ability to meet redemption requests or other short-term obligations; (6) the possible need to defer closing out positions in these instruments in order to avoid adverse tax consequences; and (7) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. There can be no assurance that a Fund's use of futures contracts, forward currency contracts or options will be successful. Moreover, in the event that an anticipated change in the price of the securities or currencies that are the subject of the strategy does not occur, the Fund might have been in a better position had it not used that strategy at all. Forward currency contracts, which protect the value of a Fund's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. The use of options and futures contracts for speculative purposes, i.e., to enhance income or to increase a Fund's exposure to a particular security or foreign currency, subjects the Fund to additional risk. The use of options, futures or forward contracts to hedge an anticipated purchase also subjects a Fund to additional risk until the purchase is completed or the position is closed out.

          When a Fund purchases or sells a futures contract, it is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U. S. government securities ("initial margin"). A Fund will not enter into futures contracts or commodities option positions (other than option positions that are "in-the-money" at the time of purchase) if, immediately thereafter, its initial margin deposits plus premiums paid by it, would exceed 5% of the fair market value of the Fund's net assets. If a Fund writes an option or sells a futures contract and is not able to close out that position prior to settlement date, the Fund may be required to deliver cash or securities substantially in excess of these amounts.

          Many options on securities are traded primarily on the over-the-counter ("OTC") market. OTC options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much liquidity as exchange-traded options. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by that Fund as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of each Fund's investment limitations. Options and futures traded on U.S. or other exchanges may be subject to position and daily fluctuation limits, which may limit the ability of a Fund to reduce risk using such options and futures and may limit their liquidity.

          When using options, futures or forwards, each Fund will cover its short positions or maintain a segregated asset account, to the extent required by SEC staff positions. The Statement of Additional

      Information contains a more detailed description of futures, options and forward strategies.

          THE FOLLOWING DESCRIBES CERTAIN INVESTMENT TECHNIQUES USED PRIMARILY BY GLOBAL GOVERNMENT:

      Lower-Rated Debt Securities
          The Fund may invest in debt obligations of any grade. LMFA seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

          Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [I]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Where one rating organization has assigned an investment grade rating to an instrument and others have given it a lower rating, the Fund may consider the instrument to be investment grade. The ratings do not include the risk of market fluctuations.

          The Fund may invest up to 25% of its total assets in high-yield, high-risk securities rated below investment grade. Such securities are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuers may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than that for higher-rated securities. LMFA will invest in such securities only when it concludes that the anticipated return to the Fund on such an investment warrants exposure to the additional level of risk. A further description of Moody's and S&P's ratings is included in the Appendix to the Statement of Additional Information. The Fund may invest in lower-rated debt securities of domestic issuers, those issued by foreign corporations, those issued or guaranteed by foreign governmental issuers, and those issued by domestic corporations but linked to the performance of such foreign-issue debt. See "Foreign Securities" page 12.

          Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than those of higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Issuers of lower-rated debt securities are often highly leveraged and may not have access to more traditional methods of financing.

          As a result of the limited liquidity of high yield securities, the valuation of these securities may require greater judgment than is necessary with respect to securities having more active markets. In addition, their prices have at time experienced rapid decline when a significant number of holders of such securities decided to sell them. Widespread sales may result from adverse publicity and investor perceptions, whether or not based on fundamental analysis.

          Debt securities may be subject to mandatory call provisions. If issuers were to invoke these provisions during periods of declining interest rates, the Fund would receive redemption proceeds at times when only lower-yielding securities were available for investment by the Fund.

          The table below provides a summary of ratings assigned to debt holdings in Global Government's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1995, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

   MOODY'S      AAA/
    RATINGS     AA/A   BAA    BA     B    CAA   CA     C     NR

Average         68.2%  --     3.5%  5.6%  --     --    --   22.7%


                AAA/                                CC/
 S&P RATINGS    AA/A    BBB    BB      B     CCC     C      D      NR

Average         67.9%   1.4%   5.5%   1.1%   --      --     --    24.1%

          The dollar-weighted average of securities not rated by either Moody's or S&P amounted to 20.7%. This may include securities rated by other nationally recognized rating organizations, as well as unrated securities. Unrated securities are not necessarily lower-quality securities.

      U.S. Government Securities
          The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks) and securities supported solely by the creditworthiness of the issuer (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities).

      Mortgage-Related Securities
          The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of mortgages created by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause a Fund to incur a loss on a mortgage-related security that was purchased at a premium. In determining the Fund's average maturity, LMFA must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.

          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, GNMA or by pools of conventional mortgages.

          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.

          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities. However, many issuers or servicers of mortgage-related securities guarantee timely payment of interest and principal on such securities. Timely payment of principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies. Where privately issued securities are collateralized by securities issued by FHLMC, FNMA or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations.

          Some mortgage-related securities will be considered illiquid and will be subject to the Fund's investment limitation that no more than 15% of its net assets will be invested in illiquid assets.

      Stripped Mortgage-Backed Securities
          The Fund may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distribution from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the Fund purchases an IO and the underlying principal is repaid faster than expected, the Fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the Fund's 15% limit on illiquid securities. U.S. government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by LMFA, following guidelines and standards established by the Corporation's Board of Directors.

      Asset-Backed Securities
          Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.

      Loans and Loan Participations
          The Fund may purchase loans and participation interests in loans originally made by banks and other lenders to governmental borrowers. Many such interests are not rated by any rating agency and may involve borrowers considered to be poor credit risks. The Fund's interests in these loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Many such interests will be illiquid and therefore subject to the Fund's 15% limit on illiquid investments.

          In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

      Variable and Floating Rate Securities
          The Fund may invest in variable and floating rate securities. These securities provide for periodic adjustment in the interest rate paid on the obligations. LMFA believes that the variable or floating rate of interest paid on these securities may reduce the wide fluctuations in market value typical of fixed-rate, long-term securities. The yield available on floating rate securities is typically less than that on fixed-rate notes of similar maturity issued by the same company. The rates of some securities vary according to a formula based on one or more interest rates, and some vary inversely with changes in the underlying rates. The value of these securities can be very volatile when market rates change.

      Zero Coupon and Pay-In-Kind Bonds
          A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a deep discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. Pay-in-kind securities pay interest in the form of additional securities, thereby adding additional debt to the issuer's balance sheet. The prices of both types of bonds fluctuate more in response to changes in market interest rates than do the prices of debt securities with similar maturities that pay interest in cash.

          An investor in zero coupon or pay-in-kind bonds generally accrues income on such securities prior to the receipt of cash payments. Since the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the federal income tax laws, the Fund, as an investor in such bonds, may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon or pay-in-kind bonds. Such disposal could occur at a time which would be disadvantageous to the Fund and when the Fund would not otherwise choose to dispose of the assets.

      When-Issued Securities and Standby Commitments
          The Fund may enter into commitments to purchase U. S. government securities or other securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When the Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it. This is normally seven to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. Use of this practice would have a leveraging effect on the Fund. The Fund does not expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 20% of its total assets.

          Issuance of securities purchased on a when-and if-issued basis depends on the occurrence of an event. If the anticipated event does not occur, the securities are not issued. The characteristics and risks of when-and-if-issued securities are similar to those involved in writing put options.

          To meet its payment obligation, the Fund will establish a segregated account with its custodian and maintain cash or liquid high-grade debt obligations, in an amount at least equal in value to the Fund's commitments to purchase when- and if-issued securities.

      Indexed Securities
          The Fund may purchase various fixed income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.

          The value of such securities may fluctuate in response to changes in the index, market conditions, and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying investments.

      Capital Appreciation and Risk
          The market value of fixed income and other debt securities is partially a function of changes in the current level of interest rates. An increase in interest rates generally reduces the market value of existing fixed income and other debt securities, while a decline in interest rates generally increases the market value of such securities. The longer the maturity, the more pronounced is the rise or decline in the security's price. When interest rates are falling, a fund with a shorter maturity generally will not generate as high a level of total return as a fund with a longer maturity. Conversely, when interest rates are rising, a fund with a shorter maturity will generally outperform longer maturity portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).

          Changes in the creditworthiness, or the market's perception of the creditworthiness, of the issuers of fixed income and other debt securities will also affect their prices.

          A debt security may be callable, i.e., subject to redemption at the option of the issuer, at a price established in the security's governing instrument. If a debt security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

FOR EACH FUND:

      Portfolio Turnover
          For the year ended December 31, 1995, Global Government's portfolio turnover rate was 169.5%. For the period February 17, 1995 (commencement of operations) to December 31, 1995, International Equity's annualized portfolio turnover rate was 57.6%. Global Government, International Equity and Emerging Markets each anticipates that in the future its portfolio turnover rate will not exceed 250%, 100% and 150%, respectively. Global Government may sell fixed-income securities and buy similar securities to obtain yield and take advantage of market anomalies, a practice which will increase the reported turnover rate of that Fund. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by that Fund. It may also increase the amount of short-term capital gains, if any, realized by a Fund and will affect the tax treatment of distributions paid to shareholders because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategy.

HOW YOU CAN INVEST IN THE FUNDS
          You may purchase Primary Shares of the Funds through a brokerage account with Legg Mason or with an affiliate that has a dealer agreement with Legg Mason (Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company). Your Legg Mason or affiliated investment executive will be pleased to explain the shareholder services available from the Funds and answer any questions you may have. Documents available from your Legg Mason or affiliated investment executive should be completed if you invest in shares of the Funds through an Individual Retirement Account ("IRA"), Self-Employed Individual Retirement Plan ("Keogh Plan"), Simplified Employee Pension Plan ("SEP") or other qualified retirement plan.

          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.

          The minimum initial investment in Primary Shares for each Fund account, including investments made by exchange from other Legg Mason funds, is $1,000, and the minimum investment for each purchase of additional shares is $100, except as noted below. Initial and subsequent investments in an IRA account established on behalf of a nonworking spouse of a shareholder who has an IRA invested in the Funds require a minimum amount of only $250. However, once an account is established, the minimum amount for subsequent investments will be waived if an investment in an IRA or similar plan will bring the investment for the year to the maximum amount permitted under the Code. For those investing through a Fund's Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic payment of funds from financial institutions or automatic investment of dividends from certain unit investment trusts, minimum initial and subsequent investments are lower. Each Fund may change these minimum amount requirements at its discretion.

          Primary Shares purchased on behalf of an IRA, Keogh Plan, SEP or other qualified retirement plan will be processed at the net asset value next determined after your Legg Mason or affiliated investment executive receives a check for the amount of the purchase. Other share purchases will be processed at the net asset value next determined after your Legg Mason or affiliated investment executive has received your order; payment must be made within three business days to Legg Mason. Orders received by your Legg Mason or affiliated investment executive before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by your Legg Mason or affiliated investment executive after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined," page 26. Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time.

          You should always furnish your shareholder account number when making additional purchases of shares.

          There are three ways you can invest in Primary Shares:

1. THROUGH YOUR LEGG MASON OR AFFILIATED INVESTMENT EXECUTIVE
          Shares may be purchased through any Legg Mason or affiliated investment executive. An investment executive will be pleased to open an account for you, explain to you the shareholder services available from the Funds and answer any questions you may have. After you have established a Legg Mason or affiliated account, you can order shares from your investment executive in person, by telephone or by mail.

2. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN
          You may also buy shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Fund of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to prepare a check each month drawn on your checking account. Please contact any Legg Mason or affiliated investment executive for further information.

3. THROUGH AUTOMATIC INVESTMENTS
          Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through any Legg Mason or affiliated investment executive.

HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED
          When you initially purchase shares, a shareholder account is established automatically for you. Any shares that you purchase or receive as a dividend or other distribution will be credited directly to your account at the time of purchase or receipt. No certificates are issued unless you specifically request them in writing. Shareholders who elect to receive certificates can redeem their shares only by mail. Certificates will be issued in full shares only. No certificates will be issued for shares of any Fund prior to 10 business days after purchase of such shares by check unless that Fund can be reasonably assured during that period that payment for the purchase of such shares has been collected. Shares may not be held in, or transferred to, an account with any brokerage firm other than Legg Mason or its affiliates.

HOW YOU CAN REDEEM YOUR PRIMARY SHARES
          There are two ways you can redeem your Primary Shares. First, you may give your Legg Mason or affiliated investment executive an order for repurchase of your shares. Please have the following information ready when you call: the name of the Fund, the number of shares to be redeemed and your shareholder account number. Second, you may send a written request for redemption to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.

          Requests for redemption in "good order," as described below, received by your Legg Mason or affiliated investment executive before the close of the Exchange on any day when the Exchange is open, will be transmitted to BFDS, transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by your Legg Mason or affiliated investment executive after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by your Legg Mason or affiliated investment executive may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.

          Proceeds from your redemption will settle in your Legg Mason brokerage account two business days after trade date. However, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of LMFA, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.) The proceeds of your redemption or repurchase may be more or less than your original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks), within 10 business days of the redemption or repurchase request, the proceeds will not be disbursed unless the Fund can be reasonably assured that the check has been collected.

          A redemption request will be considered to be received in "good order" only if:

          1. You have indicated in writing the number of Primary Shares to be redeemed, the complete Fund name and your shareholder account number;

          2. The written request is signed by you and by any co-owner of the account with exactly the same name or names used in establishing the account;

          3. The written request is accompanied by any certificates representing the shares that have been issued to you, and you have endorsed the certificates for transfer or an accompanying stock power exactly as the name or names appear on the certificates; and

          4. The signatures on the written redemption request and on any certificates for your shares (or an accompanying stock power) have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.

          Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the redemption of Fund shares, contact your Legg Mason or affiliated investment executive.

          Emerging Markets' investment objective results in it investing a substantial portion of its assets in thinly traded stocks which can experience large price fluctuations and whose purchase and sale can involve significant transaction costs. The Fund is intended for long-term investors, and short-term "market timers" who engage in frequent purchases and redemptions affect the Fund's investment planning and create additional transaction costs which are borne by all shareholders. For this reason, the Fund imposes a 2% redemption fee on all redemptions, including exchanges, of Fund shares held for less than one year.

          The redemption fee will be paid directly to the Fund to help offset the costs imposed on it by short-term trading in emerging markets. The fee will not be paid to either LMFA or Legg Mason. No fees are charged on redemptions from Global Government or International Equity.

          The Fund will use the "first-in, first-out" (FIFO) method to determine the one year holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed.

          The fee will not apply to any shares purchased through reinvestment of dividends or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, SEP-IRA, profit sharing, and money purchase pension accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (described under "How You Can Invest in the Funds"). The fee may apply to shares in broker omnibus accounts.

          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. The Funds may be liable for losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Legg Mason or affiliated investment executive for further instructions.

          To redeem your Legg Mason Fund retirement account, a Distribution Request Form must be completed and returned to Legg Mason Client Services for processing. This form can be obtained through your Legg Mason or affiliated investment executive or Legg Mason Client Services in Baltimore, Maryland. Upon receipt of your form, your shares will be redeemed at the net asset value per share determined as of the next close of the Exchange.

          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.

HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Primary Share of each Fund is determined daily as of the close of the Exchange on every day that the Exchange is open, by subtracting the liabilities attributable to Primary Shares from the total assets attributable to such shares and dividing the result by the number of Primary Shares outstanding. Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

          Most securities held by Global Government are valued on the basis of valuations furnished by a service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

DIVIDENDS AND OTHER DISTRIBUTIONS
          Dividends from net investment income are declared and paid monthly for Global Government; and are declared and paid annually for International Equity and Emerging Markets. Shareholders begin to earn dividends on their Global Government shares as of settlement date, which is normally the third business day after their orders are placed with their Legg Mason or affiliated investment executive. Dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss), and any net realized gain from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Dividends and other distributions, if any, on shares held in an IRA, Keogh Plan, SEP or other qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Primary Shares on the payment dates. Other shareholders may elect to:

          1. Receive both dividends and other distributions in Primary Shares of the distributing Fund;

          2. Receive dividends in cash and other distributions in Primary Shares of the distributing Fund;

          3. Receive dividends in Primary Shares of the distributing Fund and other distributions in cash; or

          4. Receive both dividends and other distributions in cash.

          In certain cases, you may reinvest dividends and other distributions in the corresponding class of shares of another Legg Mason fund. Please contact your Legg Mason or affiliated investment executive for additional information about this option.

          If no election is made, both dividends and other distributions are credited to your account in Primary Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. If you elect to receive dividends and/or other distributions in cash, you will be sent a check or will have your Legg Mason account credited after the payment date. You may elect at any time to change your option by notifying the applicable Fund in writing at:
      [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, MD 21203-1476. Your election must be received at least 10 days before the payment date in order to be effective for dividends and other distributions paid as of that date.

TAXES
          Each Fund intends to qualify or to continue to qualify for treatment as a RIC under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of net investment income and any net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

          Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Primary Shares) are taxable to its shareholders (other than IRAs, Keogh Plans, SEPs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of each Fund's net capital gain (whether paid in cash or reinvested in Primary Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

          Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during the year. Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide that Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.

          A redemption of Primary Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Primary Shares for shares of any other Legg Mason fund generally will have similar tax consequences. See "Shareholder Services -- Exchange Privilege," below. If Fund shares are purchased within 30 days before or after redeeming other shares of the same Fund (regardless of class) at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

          Each Fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on that Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Primary Shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.

          If more than 50% of the value of International Equity's or Emerging Markets' total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to any such election, such Fund would treat those taxes as dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions' sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or , alternately, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each of the Funds will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

          The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to those considerations, which are applicable to any investment in the Funds, there may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends, capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments). An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares through the Future First Systematic Investment Plan or through automatic investments, in which case an account statement will be sent quarterly. Reports will be sent to each Fund's shareholders at least semi-annually showing its portfolio and other information; the annual report will contain financial statements audited by the Corporation's independent accountants.

          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.

SYSTEMATIC WITHDRAWAL PLAN
          You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan. Please contact your Legg Mason or affiliated investment executive for further information.

EXCHANGE PRIVILEGE
          As a Fund shareholder, you are entitled to exchange your Primary Shares of a Fund for the corresponding class of shares of any of the Legg Mason Funds, provided that such shares are eligible for sale in your state of residence:

      Legg Mason Cash Reserve Trust
          A money market fund seeking stability of principal and current income consistent with stability of principal.

      Legg Mason Tax Exempt Trust, Inc.
          A money market fund seeking high current income exempt from federal income tax, preservation of capital, and liquidity.

      Legg Mason U. S. Government Money Market Portfolio
          A money market fund seeking high current income consistent with liquidity and conservation of principal.

      Legg Mason Value Trust, Inc.
          A mutual fund seeking long-term growth of capital.

      Legg Mason Special Investment Trust, Inc.
          A mutual fund seeking capital appreciation by investing principally in issuers with market capitalizations of less than $2.5 billion.

      Legg Mason Total Return Trust, Inc.
          A mutual fund seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

      Legg Mason American Leading Companies Trust
          A mutual fund seeking long-term capital appreciation and current income consistent with prudent investment risk.

      Legg Mason International Equity Trust
          A mutual fund seeking maximum long-term total return, by investing primarily in common stocks of companies located outside the United States.

      Legg Mason Emerging Markets Trust
          A mutual fund seeking long-term capital appreciation, by investing primarily in equity securities of companies based in or doing business in emerging market countries.

      Legg Mason Global Government Trust
          A mutual fund seeking capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk, by investing principally in debt securities issued or guaranteed by foreign governments, the U.S. Government, their agencies, instrumentalities or political subdivisions.

      Legg Mason U. S. Government Intermediate-Term Portfolio
          A mutual fund seeking high current income consistent with prudent investment risk and liquidity needs, primarily by investing in debt obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities, while maintaining an average dollar-weighted maturity of between three and ten years.

      Legg Mason Investment Grade Income Portfolio
          A mutual fund seeking a high level of current income, through investment in a diversified portfolio consisting primarily of investment grade debt securities.

      Legg Mason High Yield Portfolio
          A mutual fund primarily seeking a high level of current income and secondarily, capital appreciation, by investing principally in lower-rated, fixed-income securities.

      Legg Mason Maryland Tax-Free Income Trust(A)
          A tax-exempt municipal bond fund seeking a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.

      Legg Mason Pennsylvania Tax-Free Income Trust(A)
          A tax-exempt municipal bond fund seeking a high level of current income exempt from federal income tax and Pennsylvania personal income tax, consistent with prudent investment risk and preservation of capital.

      Legg Mason Tax-Free Intermediate-Term Income Trust(A,B)
          A tax-exempt municipal bond fund seeking a high level of current income exempt from federal income tax, consistent with prudent investment risk.

   (A) Shares of these funds are sold with an initial sales charge.
   (B) Effective August 1, 1995 through July 31, 1996, the sales charge will be waived for all new accounts and subsequent investments into existing accounts. After July 31, 1996, any exchanges of these shares will be subject to the full sales charge, if any, since no sales charge will have been paid on shares purchased during this period.

          Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the applicable sales charge, determined on the same business day as redemption of the Fund shares you wish to redeem; except that no sales charge will be imposed upon proceeds from the redemption of Fund shares to be exchanged that were originally purchased by exchange from a Fund on which the same or higher initial sales charge previously was paid. There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Legg Mason or affiliated investment executive. To effect an exchange by telephone, please call your Legg Mason or affiliated investment executive with the information described in "How You Can Redeem Your Primary Shares," page 24. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.

          Emerging Markets imposes a 2% redemption fee on exchanges of shares held less than one year. See page 25.

          There is no assurance the money market funds will be able to maintain a $1.00 share price. None of the funds is insured or guaranteed by the U.S. Government.

THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS

BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of the Corporation's Board of Directors.

LEGG MASON FUND ADVISER
          Pursuant to separate management or advisory agreements with each Fund (each a "Management Agreement" or "Advisory Agreement"), which were approved by the Corporation's Board of Directors, Legg Mason Fund Adviser, Inc., a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Global Government and manager to International Equity and Emerging Markets. LMFA administers and acts as the portfolio manager for Global Government and is responsible for the actual investment management of the Fund, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. As manager, LMFA manages the non-investment affairs of International Equity and Emerging Markets, directs all matters related to the operation of those Funds and provides office space and administrative staff for the Funds. Pursuant to its Advisory Agreement or Management Agreement, Global Government and International Equity each pays LMFA a fee equal to an annual rate of 0.75% and Emerging Markets pays a fee at an annual rate equal to 1.00%, of its average daily net assets. Each Fund pays all its other expenses which are not assumed by LMFA. LMFA has voluntarily agreed to waive indefinitely its fees and to reimburse Global Government to the extent necessary to limit total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 1.90% of Global Government's average daily net assets.

          Keith J. Gardner has been primarily responsible for the day-to-day management of Global Government since its inception. Mr. Gardner has been Vice President of Legg Mason since November, 1992 and Senior Portfolio Manager at Western Asset Management Company since December, 1994. From 1985 to 1992, he served as Vice President, bond trader and portfolio manager for both U.S. and global portfolios at T. Rowe Price Associates, Inc.

          LMFA acts as investment adviser, manager or consultant to sixteen investment company portfolios which had aggregate assets under management of over $5.5 billion as of March 31, 1996.

WESTERN ASSET MANAGEMENT COMPANY
          Western Asset Management Company ("Western Asset"), another wholly owned subsidiary of Legg Mason, Inc., serves as investment sub-adviser to Global Government pursuant to the terms of a sub-advisory agreement with LMFA dated May 1, 1995. Western Asset is responsible for providing LMFA with research and analysis on domestic and foreign fixed-income securities, and consulting with LMFA on portfolio strategy. For these services, LMFA (not the Fund) pays Western Asset a fee, computed daily and payable monthly, at an annual rate equal to 53 1/3% of the fee received by

      LMFA, or 0.40% of the Fund's average daily net assets.

          Western Asset also renders investment advice to fourteen open-end investment companies and one closed-end investment company, which together had aggregate assets under management of approximately $3.3 billion as of March 31, 1996. Western Asset also renders investment advice to private accounts with fixed-income assets under management of approximately $16.6 billion as of that date. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, California 91105.

          Western Asset has managed fixed-income portfolios continuously since its founding in 1971, and has focused exclusively on such accounts since 1984.

BATTERYMARCH FINANCIAL MANAGEMENT, INC.
          Pursuant to advisory agreements with LMFA (each an "Advisory Agreement"), which were approved by the Corporation's Board of Directors, Batterymarch, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to International Equity and Emerging Markets. Batterymarch acts as the portfolio manager for each Fund and is responsible for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. LMFA pays Batterymarch, pursuant to each Advisory Agreement, a management fee equal to an annual rate of 0.50% of International Equity's average daily net assets and 0.75% of Emerging Markets' average daily net assets. LMFA and Batterymarch have voluntarily agreed to waive their fees and to reimburse each Fund for its expenses to the extent necessary to limit each Fund's total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 2.25% of International Equity's and 2.50% of Emerging Markets average daily net assets. These agreements will expire on May 1, 1997, unless extended by LMFA or Batterymarch.

          Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $4.1 billion as of April 1, 1996. The address of Batterymarch is 200 Clarendon Street, Boston, Massachusetts 02116.

          An investment committee is responsible for the day-to-day management of International Equity and Emerging Markets.

THE FUNDS' DISTRIBUTOR
          Legg Mason is the distributor of each Fund's shares pursuant to separate Underwriting Agreements with the Funds. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares of each Fund, including any compensation to its investment executives, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs.

          Legg Mason receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions; for the year ended December 31, 1995, Legg Mason received $31,000 and $14,000 for performing such services in connection with Global Government and International Equity, respectively.

          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.

          The Board of Directors of the Corporation has adopted Distribution and Shareholder Services Plans (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plans provide that as compensation for Legg Mason's ongoing services to investors in Primary Shares and its activities and expenses related to the sale and distribution of Primary Shares, Legg Mason receives an annual distribution fee from each Fund equal to 0.50% of Global Government's average daily net assets, and 0.75% of International Equity's and Emerging Markets' average daily net assets; and an annual service fee from each Fund equal to 0.25% of its average daily net assets. The distribution fee and the service fee are calculated daily and paid monthly. The fees received by Legg Mason during any year may be more or less than its cost of providing distribution and shareholder services to the Funds. Legg Mason has temporarily agreed to waive the distribution fee to the extent necessary to limit total expenses attributable to Primary Shares of each Fund (exclusive of taxes, interest, brokerage fees and extraordinary expenses) as described above.

          NASD rules limit the amount of annual distribution fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution fees received. Each Fund's Plan complies with those rules.

          The Chairman, President and Treasurer of the Corporation are employed by Legg Mason.

THE FUNDS' CUSTODIAN AND TRANSFER AGENT
          State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is custodian for the securities and cash of each Fund. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, serves as transfer agent for Fund shares and dividend-disbursing agent for each Fund.

          Pursuant to rules adopted under Section 17(f) of the 1940 Act, each Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Directors in accordance with SEC rules. The Board of Directors will consider a number of factors, including, but not limited to, the relationship of the institution to State Street, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Funds, the reputation of the institution in its national market, the perceived political and economic stability of the countries in which the sub-custodians will be located and perceived risks of potential nationalization or expropriation of Fund assets. No assurance can be given that the Board of Directors' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of Fund assets will not occur. Securities traded abroad are more likely to be in bearer form, which heightens the risk of loss through inadvertance or theft. In such event, a Fund may be dependent on its foreign custodian, the custodian's business insurance, or foreign law for any recovery.

DESCRIPTION OF THE CORPORATION AND ITS SHARES
          The Corporation was established as a Maryland corporation on December 31, 1992. The Articles of Incorporation authorize the Corporation to issue one billion shares of par value $.001 per share and to create additional series, each of which may issue separate classes of shares.

          Each Fund currently offers two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to the one Class than another.

          Navigator Shares are currently offered for sale only to institutional clients of Fairfield for investment of their own funds and funds for which they act in a fiduciary capacity, to clients of Trust Company for which Trust Company exercises discretionary investment management responsibility, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. The initial and subsequent investment minimums for Navigator Shares are $50,000 and $100, respectively. Investments in Navigator Shares may be made through investment executives of Fairfield Group, Inc. or Legg Mason.

          Each Fund pays no Rule 12b-1 fee with respect to Navigator Shares. The per share net asset value of Navigator Shares, and dividends and distributions (if any) paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares of the Funds, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the classes of shares will tend to converge, however, immediately after the payment of ordinary income dividends. Navigator Shares of a Fund may be exchanged for the corresponding class of shares of certain other Legg Mason funds. Investments by exchange into the other Legg Mason funds are made at the per share net asset value, determined on the same business day as redemption of the Navigator Shares the investors wish to redeem.

          The Board of Directors of the Corporation does not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.

          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.

          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Corporation will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.

          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

                        (THIS PAGE INTENTIONALLY LEFT BLANK)

                        (THIS PAGE INTENTIONALLY LEFT BLANK)